SUBORDINATION AGREEMENT


         THIS SUBORDINATION AGREEMENT ("Agreement") is entered into as of the 25th day of January, 1999 by FBR ASSET INVESTMENT CORPORATION, a Virginia corporation (referred to herein as the "Subordinator"), in favor of LaSALLE NATIONAL BANK ("Bank").

                              W I T N E S S E T H:

         WHEREAS, Brookdale Living Communities, Inc., a Delaware corporation (the "Borrower"), and Bank have entered into that certain Loan Agreement, dated April 27, 1998, which Loan Agreement has been amended by that certain First Amendment to Loan Agreement and Documents dated July 16, 1998, that certain Second Amendment to Loan Agreement and Documents dated October 14, 1998, that certain Third Amendment to Loan Agreement and Documents dated October 20, 1998, that certain Fourth Amendment to Loan Agreement and Documents dated November 3, 1998, that certain Fifth Amendment to Loan Agreement and Documents dated December 21, 1998, and that certain Sixth Amendment to Loan Agreement and Documents dated January 15, 1999, and that certain Seventh Amendment to Loan Agreement and Documents dated January 25, 1999 (as amended to date and as hereafter supplemented, modified or amended, and including any promissory notes executed in connection therewith, including that certain Fourth Amended and Restated Note dated January 15, 1999, the "Loan Agreement"; capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Loan Agreement). A true, correct and complete copy of the Loan Agreement is attached hereto as Exhibit A;

         WHEREAS, the Subordinator and the Borrower have entered into that certain Loan Agreement, dated January 25, 1999 (as hereafter supplemented, modified or amended, the "Subordinated Loan Agreement"), a true, correct and complete copy of which is attached hereto as Exhibit B;

         WHEREAS, the provisions of the Loan Agreement prohibit the Borrower from entering into the transactions contemplated by the Subordinated Loan Agreement without the consent of Bank;

         WHEREAS, Bank has required, as a condition precedent to consenting to the arrangements contemplated by the Subordinated Loan Agreement, that the Subordinator deliver this Agreement to Bank; and

         WHEREAS, the Subordinator is willing to deliver this Agreement to Bank in order to induce Bank to consent to the arrangements contemplated by the Subordinated Loan Agreement.

                                   AGREEMENTS

         NOW, THEREFORE, in consideration of the premises and of other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Subordinator hereby agrees with Bank as follows:

         1. Reliance. The Subordinator acknowledges that Bank is consenting to the arrangements contemplated by the Subordinated Loan Agreement in reliance upon the Subordinator's agreement to subordinate all amounts that are now or hereinafter become owing by the Borrower to the Subordinator (including principal, interest, fees, and expenses) in connection with the Subordinated Loan Agreement and that certain Promissory Note, dated January 25, 1999 in the original principal amount of $5,000,000.00 (the "Subordinated Note"), a true, correct and complete copy of which is attached hereto as Exhibit C. The Subordinator represents and warrants to Bank that the Borrower currently has no obligations to the Subordinator other than the principal amount of (and interest on) the Subordinated Note.

         2. Subordination. The Subordinator covenants and agrees that the payment of all amounts which are due or payable from the Borrower to the Subordinator in connection with the Subordinated Loan Agreement and/or the Subordinated Note (including principal, interest, fees, and expenses) and all extensions, modifications, refinancings and renewals thereof (collectively, the "Subordinated Debt"), together with all rights to receive proceeds of collateral or other security therefor, are hereby expressly subordinated, to the extent and in the manner hereinafter set forth, to the performance and payment of the Obligations (as defined in the Loan Agreement) of the Borrower, including, without limitation, all amounts (including principal, interest, fees and expenses) owing pursuant to the Loan Agreement (collectively, the "Senior Obligations"). The Subordinator further agrees and acknowledges that, subject to the terms set forth herein, the Subordinated Loan Agreement, the Subordinated Note, and the Subordinator's rights under each shall in all cases be subordinate to the Loan Agreement and the rights of Bank thereunder.

         3. Payment Restrictions. Notwithstanding anything to the contrary set forth in the Subordinated Loan Agreement and the Subordinated Note, the Borrower shall not make and the Subordinator shall not receive any payments of principal (including without limitation proceeds of collateral or any other security) with respect to the Subordinated Debt unless and until Bank has notified Subordinator that the outstanding principal balance of the Senior Obligations and the Maximum Revolving Loan Commitment (as defined in the Loan Agreement) have been permanently reduced to an amount not in excess of $15,000,000.00 as a result of the Mandatory Permanent Reduction or the Voluntary Permanent Reduction (as defined in the Seventh Amendment) [in either case, the "Permanent Reduction"], and the Subordinator further agrees that, if any such payment is received by the Subordinator prior to the aforestated notice from Bank to the Subordinator, the Subordinator will forthwith pay the same to Bank to be applied to the Senior Obligations in such manner as Bank may elect; provided, however, that Borrower shall not make and Subordinator shall not receive any payments of principal or interest with respect to the Subordinated Debt if an Event of Default under the Loan Agreement then exists or if such payment shall cause the occurrence of such Event of Default, or if payment of the Subordinated Debt has been accelerated by the Subordinator. Bank shall promptly notify the Subordinator in writing of the Permanent Reduction, if any, and of any Event of Default declared by Bank under the Loan Agreement. With respect to payments of interest on the Subordinated Debt prior to the expiration of any Standstill Period (as defined herein), the Borrower may make and the Subordinator may receive and retain payments of interest on the Subordinated Debt so long as (i) the same are made only on or after the dates when due under the Subordinated Note and (ii) at the time of such payment, and after giving effect thereto, Subordinator has not been notified by Bank that an Event of Default has been declared by Bank under the Loan Agreement. Subordinator agrees to provide Bank with prompt written notice of all events of default under the Subordinated Loan Agreement and the Subordinated Note.

         4. Standstill. Except as specifically permitted in this paragraph, until the Senior Obligations are paid in full, Subordinator shall not, without the prior written consent of Bank, (i) demand, sue for, take or receive from or on behalf of the Borrower or any guarantor of the Subordinated Debt, by setoff or in any other manner, in the whole or any part of any moneys which may now or hereafter be owing by the Borrower with respect to the Subordinated Debt; (ii) initiate or participate with others in any suit, action or proceeding against the Borrower to (A) enforce payment of or to collect the whole or any part of the Subordinated Debt, or (B) commence or intervene or join in any judicial enforcement of any of the rights and remedies under the Subordinated Loan Agreement or applicable law with respect to the Subordinated Debt or the Subordinated Loan Agreement (including the filing of any proof of claim in a bankruptcy proceeding); or (iii) accelerate any Subordinated Debt (the foregoing referred to herein as "Collection Action"); provided, however, upon the passage of 90 days from the occurrence of any Event of Default under the Subordinated Loan Agreement or Subordinated Note (the "Standstill Period"), Subordinator may, upon 5 business days prior written notice to Bank, accelerate the Subordinated Debt or take any other Collection Action, further provided that (x) upon receipt of Subordinator's notice that it intends to pursue Collection Action against the Borrower, Bank will promptly thereupon and from time to time thereafter notify Subordinator of the amount of the Senior Obligations, and (y) any amounts collected by the Subordinator directly or indirectly through such Collection Action shall be promptly paid over to Bank and applied to the payment of the Senior Obligations until the Senior Obligations have been paid in full, and only thereafter may such amounts be applied to the Subordinated Debt.

         5. Bankruptcy. In the event of any receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization (whether or not pursuant to bankruptcy laws), sale of all or substantially all of the assets, dissolution, liquidation or any other marshaling of the assets and liabilities of the Borrower (any one or more of the foregoing referred to as a "Proceeding"):

             a. All Senior Obligations first shall be paid in full before any payment of or with respect to the Subordinated Debt is made.

             b. Until all Senior Obligations have been paid in full, any payment or distribution, whether in cash, property or securities which, but for the terms hereof, otherwise would be payable or deliverable in respect of the Subordinated Debt, shall be paid or delivered directly to Bank, to be held or applied by Bank in accordance with the terms of the Loan Agreement. Subordinator irrevocably authorizes, empowers and directs all receivers, trustees, liquidators, custodians, conservators and other Persons (as defined in the Loan Agreement) having authority to effect all such payments and distributions, and further irrevocably authorizes, empowers and directs Bank to demand, sue for, collect and receive, every such payment or distribution.

             c. Subordinator agrees not to initiate or prosecute or encourage any other Person to initiate or prosecute any claim, action or other proceeding challenging the enforceability of the Senior Obligations or any liens and security interests securing the Senior Obligations.

             d. Subordinator agrees to execute, verify, deliver and file any proofs of claim in respect of the Subordinated Debt reasonably requested by Bank in connection with any such Proceeding and hereby irrevocably authorizes, empowers and appoints Bank their agent and attorney-in-fact to (i) execute, verify, deliver and file such proofs of claim upon the failure of Subordinator promptly to do so (and, in any event, prior to 30 days before the expiration of the time to file any such proof); and (ii) vote such claims in any such Proceeding upon the failure of Subordinator to do so prior to 10 days before the expiration of the time to vote any such claims; provided, however, that Bank shall have no obligation to execute, verify, deliver or file any such proof of claim or to vote any such claim. In the event that Bank votes any such claim in accordance with the authority granted hereby, Subordinator shall not be entitled to change or withdraw such vote.

             e. The Senior Obligations shall continue to be treated as Senior Obligations and the provisions of this Agreement shall continue to govern the relative rights and priorities of Bank and Subordinator even if all or part of the Senior Obligations or the security interests, if any, securing the Senior Obligations are subordinated, set aside, avoided or disallowed in connection with any such Proceeding and this Agreement shall be reinstated if at any time any payment of any of the Senior Obligations is rescinded or must otherwise be returned by any holder of the Senior Obligations or any representative of such holder.

         6. No Modification of Subordinated Debt. The Subordinator covenants and agrees that the Subordinator will not amend the terms of any of the Subordinated Debt, and will not sell, assign or otherwise transfer or encumber any right to any Subordinated Debt, any interest therein, or any collateral or other security therefor, without the prior written consent of Bank, which shall not be unreasonably withheld.

         7. No Security. The Subordinator represents and warrants to Bank, as a material inducement to Bank to consent to the transactions contemplated by the Subordinated Loan Agreement and Subordinated Note, that all amounts owing from the Borrower to the Subordinator are unsecured and that no collateral has been pledged by the Borrower in any fashion as security for said amounts owing from the Borrower to the Subordinator. Notwithstanding the foregoing and notwithstanding the order of filing of financing statements or any other matter, Bank's liens and security interests in assets of the Borrower, if any, shall at all times be prior and senior to each and every lien and security interest held by the Subordinator, if any, and the Subordinator hereby expressly subordinates all of its liens and security interests in assets of the Borrower, if any, to each and every lien and security interest now or hereafter held by Bank, if any.

         8. Modifications of Senior Obligations. Bank covenants and agrees that it will not amend the terms of any of the Senior Obligations without the prior consent of Subordinator, which consent shall not be unreasonably withheld, conditioned or delayed. The Subordinator hereby waives and agrees not to assert against Bank any rights which a guarantor or surety with respect to any indebtedness of the Borrower could exercise.

         9. Legend. So long as this Agreement is in effect, the Subordinator Agrees to insert on the Subordinated Note in a conspicuous manner the following legend:

            This Note and the indebtedness evidenced hereby are subordinate in the manner and to the extent set forth in that certain Subordination Agreement (the "Subordination Agreement") dated January 25, 1999, among FBR Asset Investment Corporation, Brookdale Living Communities, Inc. (the "Borrower"), and LaSalle National Bank ("Bank"), to the indebtedness owed by the Borrower to the holders of all of the notes issued pursuant to that certain Loan Agreement, dated April 27, 1998 as amended through the date hereof, between the Borrower and Bank, as such Loan Agreement may be amended, supplemented, or otherwise modified from time to time; and each holder of this Note, by its acceptance hereof, shall be bound by the provisions of the Subordination Agreement.

Further, the Subordinator covenants and agrees that it will upon request by Bank execute and deliver such documents and take all such other actions, as Bank may require to more fully effectuate the subordination intended by this Agreement and to carry out the transactions intended hereby.

         10. Further Assurances. Subordinator at any time, and from time to time, after the execution and delivery of this Agreement, shall promptly execute and deliver such further documents and do such further acts and things as Bank reasonably may request that may be necessary in order to effect fully the purposes of this Agreement.

         11. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and may be personally served, telecopied or sent by overnight courier service or United States certified or registered mail and shall be deemed to have been given (a) if delivered in person, when delivered; (b) if delivered by telecopy, on the date of transmission if transmitted on a business day before 4:00 p.m., Chicago Time, or, if not, on the next succeeding business day; (c) if delivered by overnight courier, two business days after delivery to such courier properly addressed; or
(d) if by United States mail,
four business days after deposit in the United States mail, postage prepaid and properly addressed. Notices shall be addressed to the parties at the addresses set forth on the signature page or to such other address as the party addressed shall have previously designated by written notice to the serving party given in accordance with this paragraph.

         12. Severability. In the event that any provision of this Agreement is deemed to be invalid, illegal or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court or governmental authority, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby, and the affected provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Agreement.

         13. Relative Rights. The provisions of this Agreement are solely for the purpose of defining the relative rights of Subordinator and Bank and shall not be deemed to create any rights or priorities in favor of any other Person, including, without limitation, the Borrower.

         14. Conflict. In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of any of the Subordinated Note or Subordinated Loan Agreement, the provisions of this Agreement shall control and govern. For purposes of this paragraph, to the extent that any provisions of the Subordinated Note or Subordinated Loan Agreement provide rights, remedies and benefits to Bank that exceed the rights, remedies and benefits provided to Bank under this Agreement, such provisions of the Subordinated Note and/or Subordinated Loan Agreement shall be deemed to supplement, and not to conflict with, the provisions hereof.

         15. Term of Agreement. This Agreement shall constitute a continuing agreement of subordination and shall continue in effect until all Senior Obligations of the Borrower shall be paid and satisfied in full and Bank's obligations under the Loan Agreement shall have been terminated.

         16. Governing Law. This Agreement shall be deemed to be a contract made under and shall be construed in accordance with and governed by the laws of the State of Illinois.

         17. Jurisdiction and Venue. For the purposes of any action or proceeding involving this Agreement or the subject matter of the transactions contemplated by this Agreement, the Subordinator hereby expressly submits to the jurisdiction of all federal and state courts located in the State of Illinois and consents that any order, process, notice of motion or other application to or by any of said courts or a judge thereof may be served within or without such court's jurisdiction by registered mail or by personal service, provided a reasonable time for appearance is allowed. To the extent permitted by applicable law, the Subordinator hereby irrevocably waives any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any federal or state court sitting in Cook County, State of Illinois, and, to the extent permitted by law, hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

         18. Waiver of Jury. THE SUBORDINATOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT OR THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

         19. Successors; Assigns. This Agreement shall be binding upon and inure to the benefit of each party hereto, its successors and assigns.

         IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.


                              FBR ASSET INVESTMENT CORPORATION
                              Address:  Potomac Tower
                                        1001 Nineteenth Street North, 18th Floor
                                        Arlington, Virginia 22209
                                        Attention: Ms. Elaine M. Clancy


                              By:  /s/ Elaine M. Clancy
                                   -------------------------------------------
                              Its: Chief Financial Officer


                              LASALLE NATIONAL BANK
                              Address:  135 South LaSalle Street
                                        Chicago, Illinois 60603
                                        Attention: Jeffrey B. Steele


                              By:  /s/ David E. Heise
                                   -------------------------------------------
                              Its: Commercial Banking Officer

                          ACKNOWLEDGMENT AND AGREEMENT



         The undersigned hereby acknowledges the matters set forth in the foregoing Subordination Agreement, and agrees for the benefit of Bank (i) that it will make no payment which is prohibited by the terms of such Subordination Agreement and (ii) that, to the extent permitted by applicable law, it will on request by Bank execute and deliver all documents which may reasonably be deemed necessary or desirable by Bank to evidence and protect Bank's rights under such Subordination Agreement.

         Dated:     January 25, 1999.

                              BROOKDALE LIVING COMMUNITIES, INC.


                              By:  /s/ Darryl W. Copeland, Jr.
                                   -------------------------------------------
                              Its: Executive Vice President

                                    EXHIBIT A

                                 LOAN AGREEMENT

                                    EXHIBIT B

                           SUBORDINATED LOAN AGREEMENT

                                    EXHIBIT C

                                SUBORDINATED NOTE